UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AQUESTIVE THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V92180-P48218  AQUESTIVE THERAPEUTICS, INC. 30 TECHNOLOGY DRIVE  WARREN, NJ 07059  AQUESTIVE THERAPEUTICS, INC.  2026 Annual Meeting  Vote by June 9, 2026  11:59 PM ET  You invested in AQUESTIVE THERAPEUTICS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. This is an important notice  regarding the availability of proxy materials for the stockholder meeting to be held on June 10, 2026 at 9:30 AM Eastern Time.  Get informed before you vote  View the 2026 Proxy Statement and 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the  material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 10, 2026  9:30 AM, Eastern Time  Virtually at: www.virtualshareholdermeeting.com/AQST2026

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. You are encouraged to access and review the complete proxy materials. Please follow the instructions on the reverse side to access the proxy materials and to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. To elect Gregory B. Brown, M.D., John S. Cochran and Abigail L. Jenkins as Class II members of the Board of Directors, each to serve for a three-year term until the Company’s 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.  For All  Nominees:  Gregory B. Brown, M.D.  John S. Cochran  Abigail L. Jenkins  2. To approve, on a non-binding advisory basis, the compensation of our named executive officers.  For  3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026.  For  4. To act upon any other matters that may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends  V92181-P48218